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                                                                     EXHIBIT 23


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements
No. 33-51727, No. 33-51729, No. 2-93984 and No. 33-2117 of National Auto Credit,
Inc. on Form S-8 of our report dated March 23, 1995 appearing in this Annual Report on Form 10-K of National Auto Credit, Inc. for the year ended
January 31, 1995.

/s/  Deloitte & Touche LLP


Cleveland, Ohio
March 23, 1995



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